ARTHUR ANDERSEN LLP








                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) in this Registration Statement on Form SB-2 dated October 26, 1999.



                                   /s/ Arthur Andersen LLP

Denver, Colorado,
   October 26, 1999.